UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22584

Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012 – December 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/GEQ
. . .YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/geq, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

December 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the period ended December 31, 2012. The Fund recently changed its fiscal year-end from June to December, as a result, this report reflects the results of operations during the six-months ended December 31, 2012.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended December 31, 2012, the Fund provided a total return on an NAV basis of 3.69% and a total return based on market price of -0.35%. The closing price of the Fund’s shares as of December 31, 2012, was $17.73, which represented a discount of 7.03% to the NAV of $19.07. The closing price of the Fund’s shares as of June 30, 2012, was $18.61, which represented a discount of 3.27% to the NAV of $19.24. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid distributions of $0.4375 in July and October 2012. The most recent dividend represents an annualized distribution rate of 9.87% based on the Fund’s last closing market price of $17.73 on December 31, 2012.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the Fund’s Options Strategy Sub-Adviser, responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser, responsible for managing the underlying equity portfolio. Each of the Adviser and the two sub-advisers is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

In connection with the implementation of its strategy, the Fund currently uses leverage through a credit facility provided by a large multi-national financial institution. As of December 31, 2012, the amount of leverage was approximately 16% of the Fund’s total assets. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 31 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the period ended December 31, 2012, we encourage you to read the Questions & Answers section of the report, which begins on page 4.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/geq.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund

January 31, 2013
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QUESTIONS & ANSWERS	December 31, 2012

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy (“Options Strategy Sub-Adviser”). The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, CFA, Portfolio Manager. Security Investors, LLC (“Security Investors”) is the sub-adviser responsible for managing the underlying equity portfolio (“Equity Strategy Sub-Adviser” and together with the Options Strategy Sub-Adviser, the “Sub-Advisers”). The team at Security Investors includes Ryan Harder, CFA, Portfolio Manager, and James R. King, CFA, Portfolio Manager.

The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the period ended December 31, 2012. As the Fund recently changed its fiscal year-end from June to December, the following interview reflects the results of operations during the period ended December 31, 2012.

Please describe the Fund’s investment objective and strategy.
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e. writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There can be no assurance that the Fund’s use of call options will be successful.

The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. As of December 31, 2012, the amount of leverage was approximately 16% of the Fund’s total assets. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Please provide an overview of the economic and market environment for the six-month period ending December 31, 2012.
The U.S. economy continues its positive expansion, although the risks of delinquencies, consumer demand, and the knock-on effect of Europe continue to weigh on the market. Unprecedented policy actions by the Federal Reserve (“the Fed”) continue to provide ample liquidity and accommodation to stimulate growth of the U.S. economy. Recent Fed action, such as the third round of quantitative easing announced in September 2012, shows an increased tolerance for potentially higher levels of inflation. The Fed was aggressive in its policy action by announcing an open-ended bond purchasing program that focused on agency mortgages. Operation Twist, the Fed’s program of buying longer duration Treasury securities while simultaneously selling shorter duration securities, was also extended.

The underlying thesis over the past few months still holds true—that the U.S. economy has shown resiliency through the many headwinds which it has faced, and that better-than-expected growth is anticipated in 2013. Private sector employment is increasing faster than it did in the prior expansion. Additionally, state and local governments are starting to be net contributors to employment. The economy is also experiencing the start of the recovery in the housing market, which is supportive of economic growth. While economic conditions in the U.S. are expected to improve throughout 2013, it will be some time before the unemployment rate falls

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QUESTIONS & ANSWERS continued	December 31, 2012

below an acceptable level for policymakers. Furthermore, inflationary pressures will likely stay muted, and as history has shown, there should not be a secular rise in inflation until capacity utilization rises to a level far higher than where it is currently.

Central banks around the world have tagged along with U.S. policymakers and are engaging in their own forms of accommodative policy actions, which should continue to benefit risk assets and assets linked to inflation. While the European Central Bank has made considerable strides to reduce stress emanating from troubled eurozone nations, it is evident that restructuring of toxic debt will take considerable time and effort. The eurozone currency still remains at a relatively high value compared to the U.S. dollar, which makes European countries less competitive with respect to exports. Despite all of these headwinds, the U.S. economy appears to have the momentum, albeit at a slow pace, to withstand an imminent European recession. In China, it appears that we are past the bottom in economic growth, and there are signs that things are turning positive. Industrial production, stock prices, even real estate prices are beginning to rise. The positive news for China could also be good news for the emerging markets.

The over-all environment for the period was one of low volatility and a market that trended higher. For the six-month period ended December 31, 2012, the S&P 500, which is generally regarded as an indicator of the broad U.S. stock market, returned about 6%, while the “VIX,” which is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 options, was flat for the period. It ended the period at about 18%, but spent much of the period around 15%. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.

How did the Fund perform for the six-month period ended December 31, 2012?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended December 31, 2012, the Fund provided a total return on an NAV basis of 3.69% and a total return based on market price of -0.35%. The discount of the Fund widened over the period. The last closing price of the Fund’s shares as of December 31, 2012, was $17.73, which represented a discount of 7.03% to the NAV of $19.07. The last closing price of the Fund’s shares as of June 30, 2012, was $18.61, which represented a discount of 3.27% to the NAV of $19.24. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. The widening of the discount of shares to NAV toward year-end may have been due to the general wariness of dividend-paying investments at a time when increased taxes on dividends was being considered as part of the U.S. fiscal cliff negotiations.

The Fund paid distributions of $0.4375 in July and October 2012. The most recent dividend represents an annualized distribution rate of 9.87% based on the Fund’s last closing market price of $17.73 on December 31, 2012. Past performance does not guarantee future results.

In comparison, the return of the Index was 8.84% and the return of the capitalization-weighted S&P 500 was 5.95% for the six months ended December 31, 2012. The outperformance of the Index versus the S&P 500 generally reflects the weaker performance of the largest stocks in the S&P 500, notably Apple, during the period.

What drove performance for the equal-weighted Index versus its capitalization-weighted version?
Because an equally-weighted index holds the same dollar amount of each member security, it will tend to underweight larger stocks and overweight smaller stocks when compared to a capitalization-weighted index with the same members. As a result, equally weighted indices tend to outperform during periods when the very largest stocks underperform mid- and small-caps. This period was no exception.

The largest contributors to the outperformance of the Index were technology stocks, most notably Apple. As the world’s largest company, Apple commanded the top spot in the capitalization-weighted S&P 500, with a weighting of nearly 4.5%. After a period of incredible growth, valuation concerns finally caught up with Apple in the second half of the year, sending the stock lower by 7.9%. Because the Index holds a substantially smaller position (0.20%), the Index benefited greatly from Apple’s slump. In similar fashion, undersized positions in tech heavyweights Microsoft (down 11.29%) and Intel (down 21.12%) also helped the Index. Collectively, reduced positions in these three stocks alone boosted the relative performance of the Index by just over 1%.

On the other end of the spectrum, the biggest detractors from relative performance were the largest bank stocks. Compared to the cap-weighted S&P 500, the Index was substantially underweighted in financial giants Bank of America, Citigroup and JP Morgan Chase, which gained 42.12%, 44.42%, and 25.00%, respectively. Positions in these three companies hurt relative performance by over half a percent.

The top 11 performers in the S&P 500 were from stocks that represented a larger position in the equal-weighted index versus the capitalization-weighted index, collectively adding over 1% to the equal-weighted index’s relative performance. Most notable among these was the top performer, First Solar (up 105.15%), which started the period as the smallest member of the cap-weighted S&P 500. Its weight averaged a negligible one basis point, versus an average of 25 basis points in the equally-weighted version

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QUESTIONS & ANSWERS continued	December 31, 2012

of the index. Although it was the smallest company, it was one of the largest singular contributors, adding 0.17% to relative performance.

What role did the option strategy play in performance for the period?
The combination of several major market moves and low realized volatility presented a challenge for the option strategy, which collects premiums from selling call options against the underlying exposure each period. The Fund’s underperformance relative to the S&P 500, over the period, stemmed from the inherent nature of the option strategy, which through selling covered calls caps the upside.

Furthermore, despite a low implied volatility environment the expiry-to-expiry realized moves across the U.S. indexes were extremely volatile over the year, which creates challenges for a strategy that benefits from the sale of the future move today. To give an example of the whipsaw nature of the market, the S&P 500 rose 4.1% over August options expiry, and at year end had a 5.1% drop during November expiry followed by a rise of 5.2% in December. Implied volatility did not materialize after these moves. We attribute this disconnect between market moves and volatility to the massive liquidity injections by the U.S. Federal Reserve as well as other major central banks.

The quantitative easing from the world’s central banks did not cause us to dramatically change how we manage the option strategy, but from time to time we did seek to improve performance by selling covered calls at a higher strike price and holding leverage at a relatively low level, which we typically do in a period of low implied volatility.

Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. The options portfolio helped reduce the risk of the Fund, as measured by standard deviation of returns.

How did the Fund’s leverage affect performance during this period?
Leverage contributed to performance for the period, which is generally the case during rising markets.

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. Leverage also contributed to income, since the use of leverage made it possible to own more stocks that pay dividends than would be possible without leverage, and to gain additional income from the sale of call options on the levered exposure.

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Chicago Board Options Exchange Market Volatility Index is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Standard & Poor’s 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Common Stock Risk
Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. The price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers occur. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services.

In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital

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December 31, 2012

structure in terms of priority to corporate income and is therefore inherently more risky than preferred securities or debt instruments of such issuers.

Options Risk
The Fund will implement a call option writing strategy using GPIM’s proprietary options overlay strategy to generate current income from cash premiums received from selling options on securities indices, ETFs and baskets of securities, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities for such options are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

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December 31, 2012

Major exchanges on which options and futures are traded have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair value” any options and futures contracts that it currently owns.

Although the Fund will generally write options each month, the Options Strategy Sub-Adviser may vary the times when it writes the options when the Options Strategy Sub-Adviser believes it is in the best interest of the Fund to do so (including by not writing options in a particular month or months). Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

Income on options on individual stocks will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income. Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. Mark-to-market losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Financial Leverage Risk
Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks, including increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Financial leverage involves risks and special considerations for common shareholders, including:

• the likelihood of greater volatility of net asset value and dividend rate of the common shares than a comparable portfolio without financial leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any financial leverage that the Fund must pay will reduce the return to common shareholders;

• the effect of financial leverage in a declining market may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged;

• when the Fund uses financial leverage, the investment advisory fees payable to the Adviser and Sub- Advisers will be higher than if the Fund did not use financial leverage; and

• financial leverage may increase operating costs, which may reduce total return.

The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s returns. This interest expense may be greater than the Fund’s return on the underlying investment. Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended. It is not anticipated that these covenants or guidelines will impede the Sub-Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Advisers for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Advisers, on the one hand, and the common shareholders, on the other hand. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Adviser and the Sub-Advisers regarding the Fund’s use of financial leverage and the effect of financial leverage on the management of the Fund’s portfolio and the performance of the Fund.

 In addition, the Fund may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at

8 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

December 31, 2012

least equal to the current value of the amount then payable by the Fund under the terms of such transaction in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Advisers (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Fund to pursue its investment objective.

Strategic Transactions Risk
The Fund may engage in various strategic transactions, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return. Strategic transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Fund’s ability to successfully use strategic transactions depends on the Sub-Advisers’ ability to predict pertinent market movements, which cannot be assured. The use of strategic transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Fund for investment purposes.

Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Synthetic Investment Risk
As an alternative to holding investments directly, the Fund may also obtain investment exposure through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Fund may invest. The Fund may be exposed to certain additional risks should the Sub-Advisers use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the coun-terparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Investment Funds Risk
Investments in other investment funds present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in investment funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in investment funds are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in investment funds may expose the Fund to an additional layer of financial leverage. To the extent management fees of investment funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets. Please see www.guggenheiminvestments.com/geq for a more detailed discussion about Fund risks and considerations.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	December 31, 2012

Fund Statistics
Share Price	$17.73
Common Share Net Asset Value	$19.07
Premium/(Discount) to NAV	-7.03%
Net Assets ($000)	$167,217

Total Returns
(Inception 10/27/11)	Market	NAV
Six Month	-0.35%	3.69%
One Year	9.28%	7.00%
Since Inception - average annual	-2.47%	7.74%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/geq. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of
Portfolio Composition	Net Assets
Common Stocks	120.0%
Short-Term Investments	1.3%
Total Investments	121.3%
Total Value of Options Written	-1.6%
Liabilities in excess of Other Assets	-0.6%
Borrowings	-19.1%
Net Assets	100.0%

% of Long-Term
Sector Breakdown*	Investments
Consumer, Non-cyclical	19.8%
Financial	16.1%
Consumer, Cyclical	13.4%
Industrial	12.5%
Technology	9.8%
Energy	8.8%
Communications	8.2%
Utilities	5.9%
Basic Materials	5.3%
Diversified	0.2%

*Securities are classified by sectors that represent broad groupings of industries.

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit www.guggenheiminvestments.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

10 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	December 31, 2012

Number
of Shares	Description	Value
	Common Stocks – 120.0%
	Basic Materials – 6.3%
4,792	Air Products & Chemicals, Inc.(a)	$402,624
4,445	Airgas, Inc.(a)	405,784
45,256	Alcoa, Inc.(a)	392,822
13,908	Allegheny Technologies, Inc.(a)	422,247
1,920	CF Industries Holdings, Inc.(a)	390,067
11,647	Cliffs Natural Resources, Inc.(a)	449,108
12,589	Dow Chemical Co.(a)	406,876
6,115	Eastman Chemical Co.(a)	416,126
5,609	Ecolab, Inc.(a)	403,287
8,971	EI du Pont de Nemours & Co.(a)	403,426
6,965	FMC Corp.(a)	407,592
11,709	Freeport-McMoRan Copper & Gold, Inc.(a)	400,448
6,021	International Flavors & Fragrances, Inc.(a)	400,637
10,392	International Paper Co.(a)	414,017
7,353	LyondellBasell Industries NV, Class A(Netherlands)	419,783
13,058	MeadWestvaco Corp.(a)	416,159
4,438	Monsanto Co.(a)	420,057
7,119	Mosaic Co.(a)	403,149
8,931	Newmont Mining Corp.(a)	414,756
9,355	Nucor Corp.(a)	403,949
3,044	PPG Industries, Inc.(a)	412,005
3,698	Praxair, Inc.(a)	404,746
2,668	Sherwin-Williams Co.(a)	410,392
5,448	Sigma-Aldrich Corp.(a)	400,864
16,584	United States Steel Corp.(a)	395,860
7,665	Vulcan Materials Co.(a)	398,963
		10,615,744

	Communications – 9.8%
1,587	Amazon.com, Inc.(a) (b)	398,559
11,630	AT&T, Inc.(a)	392,047
27,354	Cablevision Systems Corp., Class A(a)	408,669
11,356	CBS Corp., Class B(a)	432,095
10,126	CenturyLink, Inc.(a)	396,129
19,916	Cisco Systems, Inc.(a)	391,349
10,828	Comcast Corp., Class A(a)	404,751
31,342	Corning, Inc.(a)	395,536
5,558	Crown Castle International Corp.(a) (b)	401,065
7,939	DIRECTTV(a) (b)	398,220
6,502	Discovery Communications, Inc., Class A(a) (b)	412,747
7,854	eBay, Inc.(a) (b)	400,711
6,705	Expedia, Inc.(a)	412,022
4,375	F5 Networks, Inc.(a) (b)	425,031
85,986	Frontier Communications Corp.(a)	368,020
22,474	Gannett Co., Inc.(a)	404,757
564	Google, Inc., Class A(a) (b)	400,085
8,211	Harris Corp.(a)	402,011
36,288	Interpublic Group of Cos., Inc.(a)	399,894
31,442	JDS Uniphase Corp.(a) (b)	425,725
20,191	Juniper Networks, Inc.(a) (b)	397,157
7,327	McGraw-Hill Cos., Inc.(a)	400,567
39,357	MetroPCS Communications, Inc.(a) (b)	391,209
7,318	Motorola Solutions, Inc.(a)	407,466
4,240	NetFlix, Inc.(a) (b)	393,387
16,197	News Corp., Class A(a)	413,671
8,039	Omnicom Group, Inc.(a)	401,628
644	priceline.com, Inc.(a) (b)	400,053
6,815	Scripps Networks Interactive, Inc., Class A(a)	394,725
71,268	Sprint Nextel Corp.(a) (b)	404,090
21,174	Symantec Corp.(a) (b)	398,283
4,205	Time Warner Cable, Inc.(a)	408,684
8,457	Time Warner, Inc.(a)	404,498
9,492	TripAdvisor, Inc.(a) (b)	398,284
11,018	VeriSign, Inc.(a) (b)	427,720
8,947	Verizon Communications, Inc.(a)	387,137
7,466	Viacom, Inc., Class B(a)	393,757
8,127	Walt Disney Co.(a)	404,643
1,084	Washington Post Co., Class B(a)	395,888
44,947	Windstream Corp.(a)	372,161
20,139	Yahoo!, Inc.(a) (b)	400,766
		16,465,197

	Consumer, Cyclical – 16.1%
8,455	Abercrombie & Fitch Co., Class A(a)	405,586
10,295	AutoNation, Inc.(a) (b)	408,712
1,106	AutoZone, Inc.(a) (b)	392,000
6,794	Bed Bath & Beyond, Inc.(a) (b)	379,853
32,824	Best Buy Co., Inc.(a)	388,964
14,531	Big Lots, Inc.(a) (b)	413,552
5,951	BorgWarner, Inc.(a) (b)	426,211
11,278	CarMax, Inc.(a) (b)	423,376
10,486	Carnival Corp. (Panama)(a)	385,570
1,427	Chipotle Mexican Grill, Inc.(a) (b)	424,474
9,514	Cintas Corp.(a)	389,123
6,933	Coach, Inc.(a)	384,851
4,081	Costco Wholesale Corp.(a)	403,080
8,033	CVS Caremark Corp.(a)	388,396
8,514	Darden Restaurants, Inc.(a)	383,726

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Number
of Shares	Description	Value
	Consumer, Cyclical (continued)
11,545	Delphi Automotive PLC (Jersey)(b)	$441,596
9,024	Dollar General Corp.(b)	397,868
10,239	Dollar Tree, Inc.(a) (b)	415,294
21,107	DR Horton, Inc.(a)	417,496
6,006	Family Dollar Stores, Inc.(a)	380,840
9,173	Fastenal Co.(a)	428,288
35,634	Ford Motor Co.(a)	461,460
4,362	Fossil, Inc.(b)	406,102
14,378	GameStop Corp., Class A(a)	360,744
12,577	Gap, Inc.(a)	390,390
6,328	Genuine Parts Co.(a)	402,334
30,543	Goodyear Tire & Rubber Co.(a) (b)	421,799
8,270	Harley-Davidson, Inc.(a)	403,907
9,400	Harman International Industries, Inc.(a)	419,616
10,699	Hasbro, Inc.(a)	384,094
6,373	Home Depot, Inc.(a)	394,170
27,411	International Game Technology(a)	388,414
18,853	JC Penney Co., Inc.(a)	371,593
14,026	Johnson Controls, Inc.(a)	430,598
9,030	Kohl’s Corp.(a)	388,109
10,601	Lennar Corp., Class A(a)	409,941
7,845	Limited Brands, Inc.(a)	369,186
11,478	Lowe’s Cos., Inc.(a)	407,699
10,390	Macy’s, Inc.(a)	405,418
10,954	Marriott International, Inc., Class A(a)	408,256
10,708	Mattel, Inc.(a)	392,127
4,450	McDonald’s Corp.(a)	392,535
18,003	Newell Rubbermaid, Inc.(a)	400,927
8,164	NIKE, Inc., Class B(a)	421,262
7,577	Nordstrom, Inc.(a)	405,370
4,420	O’Reilly Automotive, Inc.(a) (b)	395,236
9,008	PACCAR, Inc.(a)	407,252
5,712	PetSmart, Inc.	390,358
23,077	Pulte Group, Inc.(a) (b)	419,078
2,635	Ralph Lauren Corp.(a)	395,039
7,438	Ross Stores, Inc.(a)	402,768
38,816	Southwest Airlines Co.(a)	397,476
33,864	Staples, Inc.(a)	386,050
7,413	Starbucks Corp.(a)	397,485
7,319	Starwood Hotels & Resorts Worldwide, Inc.(a)	419,817
6,538	Target Corp.(a)	386,853
6,809	Tiffany & Co.(a)	390,428
9,283	TJX Cos., Inc.(a)	394,063
10,247	Urban Outfitters, Inc.(a) (b)	403,322
2,669	VF Corp.(a)	402,939
10,760	Walgreen Co.(a)	398,228
5,753	Wal-Mart Stores, Inc.(a)	392,527
3,951	Whirlpool Corp.(a)	402,014
2,079	WW Grainger, Inc.(a)	420,727
7,870	Wyndham Worldwide Corp.(a)	418,763
3,477	Wynn Resorts Ltd.(a)	391,128
5,825	Yum! Brands, Inc.(a)	386,780
		26,913,238

	Consumer, Non-cyclical – 23.9%
6,052	Abbott Laboratories(a)	396,406
7,100	Abbott Laboratories(b) (c)	222,940
5,375	AbbVie, Inc.	183,610
8,617	ADT Corp.(a)	400,604
8,678	Aetna, Inc.(a)	401,791
4,235	Alexion Pharmaceuticals, Inc.(b)	397,285
4,318	Allergan, Inc.(a)	396,090
11,928	Altria Group, Inc.(a)	374,778
9,122	AmerisourceBergen Corp.(a)	393,888
4,434	Amgen, Inc.(a)	382,743
18,795	Apollo Group, Inc., Class A(a) (b)	393,191
14,601	Archer-Daniels-Midland Co.(a)	399,921
6,891	Automatic Data Processing, Inc.(a)	392,856
11,633	Avery Dennison Corp.(a)	406,224
28,112	Avon Products, Inc.(a)	403,688
5,998	Baxter International, Inc.(a)	399,827
6,478	Beam, Inc.(a)	395,741
5,089	Becton Dickinson and Co.(a)	397,909
2,615	Biogen Idec, Inc.(a) (b)	383,542
69,759	Boston Scientific Corp.(a) (b)	399,719
12,085	Bristol-Myers Squibb Co.(a)	393,850
6,251	Brown-Forman Corp., Class B(a)	395,376
11,117	Campbell Soup Co.(a)	387,872
9,346	Cardinal Health, Inc.(a)	384,868
14,086	CareFusion Corp.(a) (b)	402,578
4,984	Celgene Corp.(a) (b)	392,340
7,460	Cigna Corp.(a)	398,812
5,246	Clorox Co.(a)	384,112
10,503	Coca-Cola Co.(a)	380,734
12,772	Coca-Cola Enterprises, Inc.(a)	405,255
3,737	Colgate-Palmolive Co.(a)	390,666
13,119	ConAgra Foods, Inc.(a)	387,011
11,205	Constellation Brands, Inc., Class A(a) (b)	396,545
8,898	Coventry Health Care, Inc.(a)	398,897

See notes to financial statements.
12 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Number
of Shares	Description	Value
	Consumer, Non-cyclical (continued)
6,909	Covidien PLC (Ireland)(a)	$398,926
4,111	CR Bard, Inc.(a)	401,809
3,626	DaVita HealthCare Partners, Inc.(a) (b)	400,782
24,030	Dean Foods Co.(a) (b)	396,735
9,961	DENTSPLY International, Inc.(a)	394,555
8,863	Dr Pepper Snapple Group, Inc.(a)	391,567
4,346	Edwards Lifesciences Corp.(a) (b)	391,879
8,277	Eli Lilly & Co.(a)	408,222
7,463	Equifax, Inc.(a)	403,898
6,492	Estee Lauder Cos., Inc., Class A(a)	388,611
7,223	Express Scripts Holding Co.(a) (b)	390,042
11,079	Forest Laboratories, Inc.(a) (b)	391,310
9,542	General Mills, Inc.(a)	385,592
5,328	Gilead Sciences, Inc.(a) (b)	391,342
21,265	H&R Block, Inc.(a)	394,891
5,344	Hershey Co.(a)	385,944
6,690	HJ Heinz Co.(a)	385,879
12,718	Hormel Foods Corp.(a)	396,929
12,423	Hospira, Inc.(a) (b)	388,095
5,983	Humana, Inc.(a)	410,613
742	Intuitive Surgical, Inc.(a) (b)	363,855
12,784	Iron Mountain, Inc.(a)	396,943
4,548	JM Smucker Co.(a)	392,220
5,595	Johnson & Johnson(a)	392,210
6,973	Kellogg Co.(a)	389,442
4,651	Kimberly-Clark Corp.(a)	392,684
8,484	Kraft Foods Group, Inc.(a)	385,767
15,045	Kroger Co.(a)	391,471
4,541	Laboratory Corp. of America Holdings(a) (b)	393,341
7,999	Life Technologies Corp.(a) (b)	392,591
3,312	Lorillard, Inc.(a)	386,411
820	MasterCard, Inc., Class A(a)	402,850
6,140	McCormick & Co., Inc.(a)	390,074
4,026	McKesson Corp.(a)	390,361
6,006	Mead Johnson Nutrition Co.(a)	395,735
9,449	Medtronic, Inc.(a)	387,598
9,084	Merck & Co., Inc.(a)	371,899
9,190	Molson Coors Brewing Co., Class B(a)	393,240
15,195	Mondelez International, Inc., Class A(a)	387,017
7,404	Monster Beverage Corp.(b)	391,524
8,211	Moody’s Corp.(a)	413,178
14,141	Mylan, Inc.(a) (b)	388,595
11,881	Patterson Cos., Inc.(a)	406,686
11,734	Paychex, Inc.(a)	365,397
5,638	PepsiCo, Inc.(a)	385,808
3,796	Perrigo Co.	394,898
15,721	Pfizer, Inc.(a)	394,283
4,508	Philip Morris International, Inc.(a)	377,049
5,656	Procter & Gamble Co.(a)	383,986
14,601	Quanta Services, Inc.(a) (b)	398,461
6,685	Quest Diagnostics, Inc.(a)	389,535
9,246	Reynolds American, Inc.(a)	383,062
13,300	Robert Half International, Inc.(a)	423,205
22,410	Safeway, Inc.(a)	405,397
33,893	SAIC, Inc.(a)	383,669
11,189	St. Jude Medical, Inc.(a)	404,370
7,091	Stryker Corp.(a)	388,729
12,454	Sysco Corp.(a)	394,294
12,913	Tenet Healthcare Corp.(a) (b)	419,285
18,012	Total System Services, Inc.(a)	385,817
20,129	Tyson Foods, Inc., Class A(a)	390,503
7,318	UnitedHealth Group, Inc.(a)	396,928
5,571	Varian Medical Systems, Inc.(a) (b)	391,307
4,508	Watson Pharmaceuticals, Inc.(a) (b)	387,688
6,762	WellPoint, Inc.(a)	411,942
30,170	Western Union Co.(a)	410,614
4,467	Whole Foods Market, Inc.(a)	407,970
5,881	Zimmer Holdings, Inc.(a)	392,027
		39,781,206

	Diversified – 0.2%
16,998	Leucadia National Corp.(a)	404,382

	Energy – 10.6%
5,303	Anadarko Petroleum Corp.(a)	394,066
5,135	Apache Corp.(a)	403,098
9,626	Baker Hughes, Inc.(a)	393,126
8,453	Cabot Oil & Gas Corp., Class A(a)	420,451
7,433	Cameron International Corp.(a) (b)	419,666
23,885	Chesapeake Energy Corp.(a)	396,969
3,667	Chevron Corp.(a)	396,549
6,856	ConocoPhillips(a)	397,579
11,737	CONSOL Energy, Inc.(a)	376,758
24,908	Denbury Resources, Inc.(a) (b)	403,510
7,618	Devon Energy Corp.(a)	396,441
5,869	Diamond Offshore Drilling, Inc.(a)	398,857
6,893	Ensco PLC, Class A (United Kingdom)	408,617
3,324	EOG Resources, Inc.(a)	401,506
6,980	EQT Corp.(a)	411,680
4,491	Exxon Mobil Corp.(a)	388,696

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Number
of Shares	Description	Value
	Energy (continued)
9,742	FMC Technologies, Inc.(a) (b)	$417,250
11,846	Halliburton Co.(a)	410,938
7,370	Helmerich & Payne, Inc.(a)	412,793
7,698	Hess Corp.(a)	407,686
11,730	Kinder Morgan, Inc.	414,421
12,834	Marathon Oil Corp.(a)	393,490
6,295	Marathon Petroleum Corp.(a)	396,585
6,663	Murphy Oil Corp.(a)	396,782
28,850	Nabors Industries Ltd. (Bermuda)(a) (b)	416,882
6,097	National Oilwell Varco, Inc.(a)	416,730
15,355	Newfield Exploration Co.(a) (b)	411,207
11,678	Noble Corp. (Switzerland)(a)	406,628
3,955	Noble Energy, Inc.(a)	402,382
5,193	Occidental Petroleum Corp.(a)	397,836
9,220	ONEOK, Inc.(a)	394,155
14,290	Peabody Energy Corp.(a)	380,257
7,397	Phillips 66(a)	392,781
3,842	Pioneer Natural Resources Co.(a)	409,519
13,331	QEP Resources, Inc.(a)	403,529
6,367	Range Resources Corp.(a)	400,039
12,569	Rowan Companies PLC (United Kingdom)(a) (b)	393,033
5,740	Schlumberger Ltd. (Curacao)(a)	397,725
12,011	Southwestern Energy Co.(a) (b)	401,288
14,547	Spectra Energy Corp.(a)	398,297
9,060	Tesoro Corp.(a)	399,093
11,853	Valero Energy Corp.(a)	404,424
12,561	Williams Cos., Inc.(a)	411,247
25,535	WPX Energy, Inc.(a) (b)	379,961
		17,674,527

	Financial – 19.3%
4,987	ACE Ltd. (Switzerland)(a)	397,963
7,431	Aflac, Inc.(a)	394,735
9,844	Allstate Corp.(a)	395,433
6,982	American Express Co.(a)	401,325
11,654	American International Group, Inc.(a) (b)	411,386
5,159	American Tower Corp., REIT(a)	398,636
6,461	Ameriprise Financial, Inc.(a)	404,652
7,038	Aon PLC (United Kingdom)(a)	391,313
15,475	Apartment Investment & Management Co., Class A, REIT(a)	418,754
11,452	Assurant, Inc.(a)	397,384
2,983	AvalonBay Communities, Inc., REIT(a)	404,465
37,385	Bank of America Corp.(a)	433,666
16,001	Bank of New York Mellon Corp.(a)	411,226
13,981	BB&T Corp.(a)	406,987
4,437	Berkshire Hathaway, Inc., Class B(a) (b)	397,999
1,963	BlackRock, Inc.(a)	405,772
3,804	Boston Properties, Inc., REIT(a)	402,501
6,960	Capital One Financial Corp.(a)	403,193
20,601	CBRE Group, Inc., Class A(a) (b)	409,960
28,871	Charles Schwab Corp.(a)	414,588
5,196	Chubb Corp.(a)	391,363
9,983	Cincinnati Financial Corp.(a)	390,934
10,519	Citigroup, Inc.(a)	416,132
7,716	CME Group, Inc.(a)	391,278
13,801	Comerica, Inc.(a)	418,722
10,003	Discover Financial Services(a)	385,616
47,483	E*Trade Financial Corp.(a) (b)	424,973
7,128	Equity Residential, REIT(a)	403,944
27,544	Fifth Third Bancorp(a)	418,393
42,078	First Horizon National Corp.(a)	416,993
3,115	Franklin Resources, Inc.(a)	391,556
56,830	Genworth Financial, Inc., Class A(a) (b)	426,793
3,314	Goldman Sachs Group, Inc.(a)	422,734
18,578	Hartford Financial Services Group, Inc.(a)	416,890
8,951	HCP, Inc., REIT(a)	404,406
6,790	Health Care REIT, Inc., REIT(a)	416,159
25,920	Host Hotels & Resorts, Inc., REIT(a)	406,166
49,504	Hudson City Bancorp, Inc.(a)	402,467
64,210	Huntington Bancshares, Inc.(a)	410,302
3,092	IntercontinentalExchange, Inc.(a) (b)	382,821
15,536	Invesco Ltd. (Bermuda)(a)	405,334
9,239	JPMorgan Chase & Co.(a)	406,239
48,592	KeyCorp(a)	409,145
20,505	Kimco Realty Corp., REIT(a)	396,157
15,771	Legg Mason, Inc.(a)	405,630
15,640	Lincoln National Corp.(a)	405,076
9,730	Loews Corp.(a)	396,498
4,040	M&T Bank Corp.(a)	397,819
11,562	Marsh & McLennan Cos., Inc.(a)	398,542
12,423	MetLife, Inc.(a)	409,214
21,913	Morgan Stanley(a)	418,977
16,338	NASDAQ OMX Group, Inc.(a)	408,613
8,394	Northern Trust Corp.(a)	421,043
16,867	NYSE Euronext(a)	531,984
32,528	People’s United Financial, Inc.(a)	393,264
9,298	Plum Creek Timber Co., Inc., REIT(a)	412,552
7,082	PNC Financial Services Group, Inc.(a)	412,951
14,378	Principal Financial Group, Inc.(a)	410,061

See notes to financial statements.
14 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Number
of Shares	Description	Value
	Financial (continued)
18,844	Progressive Corp.(a)	$397,608
11,269	ProLogis, Inc., REIT(a)	411,206
7,768	Prudential Financial, Inc.(a)	414,267
2,823	Public Storage, REIT(a)	409,222
59,035	Regions Financial Corp.(a)	420,329
2,568	Simon Property Group, Inc., REIT(a)	405,975
23,685	SLM Corp.(a)	405,724
8,703	State Street Corp.(a)	409,128
14,612	SunTrust Banks, Inc.(a)	414,250
6,182	T Rowe Price Group, Inc.(a)	402,634
7,820	Torchmark Corp.(a)	404,059
5,391	Travelers Cos., Inc.(a)	387,182
18,989	Unum Group(a)	395,351
12,597	US Bancorp(a)	402,348
6,308	Ventas, Inc., REIT(a)	408,254
2,694	Visa, Inc., Class A(a)	408,357
5,118	Vornado Realty Trust, REIT(a)	409,849
11,932	Wells Fargo & Co.(a)	407,836
14,473	Weyerhaeuser Co., REIT(a)	402,639
16,284	XL Group PLC (Ireland)(a)	408,077
19,201	Zions Bancorporation(a)	410,901
		32,214,875

	Industrial – 15.0%
4,286	3M Co.(a)	397,955
9,926	Agilent Technologies, Inc.(a)	406,370
6,325	Amphenol Corp., Class A(a)	409,228
8,939	Ball Corp.(a)	400,020
12,129	Bemis Co., Inc.(a)	405,836
5,344	Boeing Co.(a)	402,724
4,444	Caterpillar, Inc.(a)	398,094
6,428	CH Robinson Worldwide, Inc.(a)	406,378
20,007	CSX Corp.(a)	394,738
3,721	Cummins, Inc.(a)	403,170
7,255	Danaher Corp.(a)	405,555
4,603	Deere & Co.(a)	397,791
6,195	Dover Corp.(a)	407,073
7,524	Eaton Corp. PLC (Ireland)(a)	407,801
7,643	Emerson Electric Co.(a)	404,773
10,349	Expeditors International of Washington, Inc.(a)	409,302
4,390	FedEx Corp.(a)	402,651
19,427	FLIR Systems, Inc.(a)	433,416
2,782	Flowserve Corp.(a)	408,398
6,928	Fluor Corp.(a)	406,951
9,723	Garmin Ltd. (Switzerland)	396,893
5,861	General Dynamics Corp.(a)	405,991
18,295	General Electric Co.(a)	384,012
6,426	Honeywell International, Inc.(a)	407,858
6,612	Illinois Tool Works, Inc.(a)	402,076
8,310	Ingersoll-Rand PLC (Ireland)(a)	398,548
22,589	Jabil Circuit, Inc.(a)	435,742
9,568	Jacobs Engineering Group, Inc.(a) (b)	407,309
6,417	Joy Global, Inc.(a)	409,276
5,254	L-3 Communications Holdings, Inc.(a)	402,561
15,005	Leggett & Platt, Inc.(a)	408,436
4,446	Lockheed Martin Corp.(a)	410,322
24,537	Masco Corp.(a)	408,786
14,814	Molex, Inc.(a)	404,867
6,446	Norfolk Southern Corp.(a)	398,621
5,921	Northrop Grumman Corp.(a)	400,141
19,698	Owens-Illinois, Inc.(a) (b)	418,976
6,566	Pall Corp.(a)	395,667
4,738	Parker Hannifin Corp.(a)	403,014
8,247	Pentair Ltd. (Switzerland)(a)	405,340
12,585	PerkinElmer, Inc.(a)	399,448
2,147	Precision Castparts Corp.(a)	406,685
6,880	Raytheon Co.(a)	396,013
13,578	Republic Services, Inc.(a)	398,243
4,809	Rockwell Automation, Inc.(a)	403,908
7,014	Rockwell Collins, Inc.(a)	408,005
3,596	Roper Industries, Inc.(a)	400,882
7,975	Ryder System, Inc.(a)	398,192
24,522	Sealed Air Corp.(a)	429,381
5,078	Snap-On, Inc.(a)	401,111
5,547	Stanley Black & Decker, Inc.(a)	410,312
4,241	Stericycle, Inc.(a) (b)	395,558
10,941	TE Connectivity Ltd. (Switzerland)(a)	406,130
16,304	Textron, Inc.(a)	404,176
6,160	Thermo Fisher Scientific, Inc.(a)	392,885
13,854	Tyco International Ltd. (Switzerland)(a)	405,230
3,182	Union Pacific Corp.(a)	400,041
5,430	United Parcel Service, Inc., Class B(a)	400,354
4,945	United Technologies Corp.(a)	405,539
11,782	Waste Management, Inc.(a)	397,525
4,528	Waters Corp.(a) (b)	394,479
14,781	Xylem, Inc.	400,565
		25,067,322

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Number
of Shares	Description	Value
	Technology – 11.7%
5,634	Accenture PLC, Class A (Ireland)(a)	$374,661
10,525	Adobe Systems, Inc.(a) (b)	396,582
165,496	Advanced Micro Devices, Inc.(a) (b)	397,190
10,152	Akamai Technologies, Inc.(a) (b)	415,318
12,037	Altera Corp.(a)	414,554
9,566	Analog Devices, Inc.(a)	402,346
777	Apple, Inc.(a)	414,164
35,730	Applied Materials, Inc.(a)	408,751
11,559	Autodesk, Inc.(a) (b)	408,611
9,844	BMC Software, Inc.(a) (b)	390,413
12,337	Broadcom Corp., Class A(a) (b)	409,712
18,094	CA, Inc.(a)	397,706
5,122	Cerner Corp.(a) (b)	397,672
6,083	Citrix Systems, Inc.(a) (b)	399,957
5,453	Cognizant Technology Solutions Corp., Class A(a) (b)	403,795
9,988	Computer Sciences Corp.(a)	400,019
37,923	Dell, Inc.(a)	384,160
4,914	Dun & Bradstreet Corp.(a)	386,486
25,852	Electronic Arts, Inc.(a) (b)	375,630
16,001	EMC Corp.(a) (b)	404,825
11,148	Fidelity National Information Services, Inc.(a)	388,062
12,148	First Solar, Inc.(a) (b)	375,130
4,965	Fiserv, Inc.(a) (b)	392,384
26,816	Hewlett-Packard Co.(a)	382,128
19,276	Intel Corp.(a)	397,664
2,063	International Business Machines Corp.(a)	395,168
6,573	Intuit, Inc.(a)	391,094
8,384	KLA-Tencor Corp.(a)	400,420
10,875	Lam Research Corp.(a) (b)	392,914
11,779	Linear Technology Corp.(a)	404,020
58,598	LSI Corp.(a) (b)	414,873
12,509	Microchip Technology, Inc.(a)	407,668
57,827	Micron Technology, Inc.(a) (b)	367,201
14,753	Microsoft Corp.(a)	394,348
11,989	NetApp, Inc.(a) (b)	402,231
31,417	NVIDIA Corp.(a)	386,115
12,376	Oracle Corp.(a)	412,368
37,035	Pitney Bowes, Inc.(a)	394,053
6,611	Qualcomm, Inc.(a)	410,014
7,876	Red Hat, Inc.(a) (b)	417,113
2,371	Salesforce.com, Inc.(a) (b)	398,565
9,270	SanDisk Corp.(a) (b)	403,801
14,305	Seagate Technology PLC (Ireland)	436,016
6,655	Teradata Corp.(a) (b)	411,878
23,986	Teradyne, Inc.(a) (b)	405,124
12,850	Texas Instruments, Inc.(a)	397,579
10,469	Western Digital Corp.(a)	444,829
56,748	Xerox Corp.(a)	387,021
11,183	Xilinx, Inc.(a)	401,470
		19,593,803

	Utilities – 7.1%
36,828	AES Corp.(a)	394,060
9,976	AGL Resources, Inc.(a)	398,741
13,444	Ameren Corp.(a)	412,999
9,233	American Electric Power Co., Inc.(a)	394,064
20,109	CenterPoint Energy, Inc.(a)	387,098
16,460	CMS Energy Corp.(a)	401,295
7,048	Consolidated Edison, Inc.(a)	391,446
7,727	Dominion Resources, Inc.(a)	400,259
6,532	DTE Energy Co.(a)	392,247
6,199	Duke Energy Corp.(a)	395,496
8,827	Edison International(a)	398,892
6,239	Entergy Corp.(a)	397,736
13,336	Exelon Corp.(a)	396,613
9,704	FirstEnergy Corp.(a)	405,238
7,481	Integrys Energy Group, Inc.(a)	390,658
5,694	NextEra Energy, Inc.(a)	393,968
16,378	NiSource, Inc.(a)	407,648
10,223	Northeast Utilities(a)	399,515
17,197	NRG Energy, Inc.(a)	395,359
20,326	Pepco Holdings, Inc.(a)	398,593
9,764	PG&E Corp.(a)	392,318
7,794	Pinnacle West Capital Corp.(a)	397,338
13,739	PPL Corp.(a)	393,348
13,158	Public Service Enterprise Group, Inc.(a)	402,635
8,666	SCANA Corp.(a)	395,516
5,532	Sempra Energy(a)	392,440
9,209	Southern Co.(a)	394,237
23,827	TECO Energy, Inc.(a)	399,341
10,676	Wisconsin Energy Corp.(a)	393,411
14,682	Xcel Energy, Inc.(a)	392,156
		11,904,665

	Total Common Stocks – 120.0%
	(Cost $183,146,694)	200,634,959

See notes to financial statements.
16 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Number
of Shares	Description	Value
	Short Term Investment – 1.3%
	Money Market Fund – 1.3%
2,249,693	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $2,249,693)	$2,249,693

	Total Investments – 121.3%
	(Cost $185,396,387)	202,884,652
	Liabilities in excess of Other Assets – (0.6%)	(1,002,512)
	Total Value of Options Written – (1.6%)
	(Premiums received $2,849,647)	(2,665,505)
	Borrowings – (19.1% of Net Assets or 15.8%
	of Total Investments)	(32,000,000)
	Net Assets – 100.0%	$167,216,635

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (b) – (1.6%)	Month	Price	Value
2,632	Industrial3Select3Sector3SPDR	January 2013	$38.00	$(151,340)
345	ProShares Ultra Dow 30	January 2013	72.00	(40,537)
2,453	ProShares Ultra S&P 500	January 2013	63.00	(134,915)
837	Russell 2000 Index	January 2013	840.00	(1,786,995)
870	SPDR3S&P35003ETF Trust	January 2013	146.00	(56,550)
3,025	SPDR Dow Jones Industrial
	Average ETF	January 2013	133.00	(246,538)
1,081	SPDR3S&P3MidCap34003ETF	January 2013	187.00	(248,630)
	Total Value of Options Written – (1.6)%
	(Premiums received $2,849,647)			$(2,665,505)

NV – Publicly Traded Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

(a)	All or a portion of these securities have been physically segregated in connection with borrowings. As of December 31, 2012, the total amount segregated was $154,918,146.

(b)	Non-income producing security.

(c)	When-issued or delayed delivery security.

Securities are classified by sectors that represent broad groupings of industries.

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2012

Assets
Investments, at value (cost $185,396,387)	$202,884,652
Receivable for securities sold	406,796
Dividends receivable	205,798
Tax reclaims receivable	1,308
Total assets	203,498,554
Liabilities
Borrowings	32,000,000
Options written, at value (premiums received of $2,849,647)	2,665,505
Dividends payable	761,936
Payable for securities purchased	406,550
Advisory fee payable	172,280
Interest due on borrowings	37,132
Due to custodian	22,329
Administration fee payable	4,718
Accrued expenses	211,469
Total liabilities	36,281,919
Net Assets	$167,216,635
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized, 8,770,121 shares issued and outstanding	$87,701
Additional paid-in capital	156,387,971
Accumulated net realized loss on investments and options	(6,931,444)
Accumulated net unrealized appreciation on investments and options	17,672,407
Net Assets	$167,216,635
Net Asset Value (based on 8,770,121 common shares outstanding)	$19.07

See notes to financial statements.
18 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	December 31, 2012

	For the Period ended December 31, 2012*	For the Period October 27, 2011** through June 30, 2012
Investment Income
Dividends (net of foreign withholding taxes of $3,900)	$2,594,119	$2,864,432
Interest	—	650
Less return of capital distributions received	(5,459)	(8,193)
Total income	$2,588,660	$2,856,889
Expenses
Advisory fee	1,042,967	1,344,797
Interest expense	205,190	243,564
Professional fees	71,920	146,259
Custodian fee	44,396	85,734
Fund accounting	37,024	48,629
Trustees’ fees and expenses	32,492	66,004
Administrative fee	28,415	36,886
Licensing fee	25,274	34,065
Printing expense	15,858	29,321
Insurance	13,366	12,867
Transfer agent fee	8,863	14,690
NYSE listing fee	—	21,233
Miscellaneous	331	14,920
Total expenses	1,526,096	2,098,969
Net investment income	1,062,564	757,920
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments	(1,342,588)	3,186,366
Options	(5,548,361)	(402,506)
Net change in unrealized appreciation (depreciation) on:
Investments	10,538,956	6,949,309
Options	1,445,107	(1,260,965)
Net realized and unrealized gain on investments and options	5,093,114	8,472,204
Net Increase in Net Assets Resulting from Operations	$6,155,678	$9,230,124

*	Fiscal year end changed from June 30 to December 31.

**	Commencement of investment operations.

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2012

	For the Period Ended December 31, 2012*	For the Period October 27, 2011** through June 30, 2012
Increase in Net Assets Resulting from Operations
Net investment income	$1,062,564	$757,920
Net realized gain (loss) on investments and options	(6,890,949)	2,783,860
Net change in unrealized appreciation (depreciation) on investments and options	11,984,063	5,688,344
Net increase in net assets resulting from operations	6,155,678	9,230,124
Distributions to Shareholders
From and in excess of net investment income	(962,285)	(3,695,304)
Return of capital	(6,705,060)	(3,965,531)
	(7,667,345)	(7,660,835)
Capital Share Transactions
Net proceeds from the issuance of common shares	—	167,125,000
Reinvestment of dividends	283,929	—
Common share offering costs charged to paid-in capital	—	(350,000)
Net increase from capital share transactions	283,929	166,775,000
Total increase in net assets	(1,227,738)	168,344,289
Net Assets:
Beginning of period	168,444,373	100,084
End of period (including distributions in excess of net investment income of $0 and $0, respectively)	$167,216,635	$168,444,373

* Fiscal year end changed from June 30 to December 31.

** Commencement of investment operations

See notes to financial statements.
20 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	December 31, 2012

	For the Period ended December 31, 2012*	For the Period October 27, 2011** through June 30, 2012
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,155,678	$9,230,124
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided (Used) by Operating and Investing Activities:
Net unrealized appreciation on investments	(10,538,956)	(6,949,309)
Net unrealized depreciation (appreciation) on options	(1,445,107)	1,260,965
Net realized loss (gain) on investments	1,342,588	(3,186,366)
Net realized loss on options	5,548,361	402,406
Purchase of long-term investments	(112,016,656)	(254,308,105)
Cost of written options closed	(20,983,713)	(30,381,060)
Premiums received on call options written	15,805,349	34,264,078
Proceeds from sale of long-term investments	123,125,223	60,077,096
Net proceeds (purchases) from sale of short-term investments	1,633,335	(3,883,028)
Decrease (increase) in dividends receivable	57,136	(262,934)
Decrease (increase) in receivable for securities sold	372,064	(778,860)
Decrease (increase) in other assets	12,848	(12,848)
Increase in tax reclaims receivable	(1,308)	—
Increase (decrease) in payable for securities purchased	(387,097)	793,647
Increase in dividends payable	761,936	—
Increase in advisory fee payable	10,649	161,631
Increase in due to custodian	21,725	604
Increase in administration fee payable	274	4,444
Increase in interest due on borrowings	5,303	31,829
Increase (decrease) in accrued expenses	(101,675)	313,144
Return of capital distributions received	5,459	8,193
Net Cash Provided (Used) by Operating and Investing Activities	9,383,416	(193,214,249)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	—	167,125,000
Proceeds from borrowings	11,500,000	45,500,000
Payments made on borrowings	(13,500,000)	(11,500,000)
Distributions to common shareholders	(7,383,416)	(7,660,835)
Offering expenses in connection with the issuance of common shares	—	(350,000)
Net Cash Provided (Used) in Financing Activities	(9,383,416)	193,114,165
Net change in cash	—	—
Cash at Beginning of Period	—	100,084
Cash at End of Period	$—	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$199,887	$211,735
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$283,929	$—
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the period	$1,805,874	$91,446
Supplemental Disclosure of Non Cash Operating Activity: Additional shares received on payment in kind stocks	$53,875	$—

*	Fiscal year end changed from June 30 to December 31.

**	Commencement of investment operations.

See notes to financial statements.
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS	December 31, 2012

	For the Period Ended December 31, 2012*		For the Period October 27, 2011** through June 30, 2012
Net asset value, beginning of period	$19.24		$19.10(a	)
Investment operations
Net investment income (b)	0.12		0.09
Net realized and unrealized gain on investments and options	0.59		0.97
Total from investment operations	0.71		1.06
Common shares’ offering expenses charged to paid-in-capital	—		(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(0.11)		(0.42)
Return of capital	(0.77)		(0.46)
Total distributions to shareholders	(0.88)		(0.88)
Net asset value, end of period	$19.07		$19.24
Market value, end of period	$17.73		$18.61
Total investment return (c)
Net asset value	3.69%		5.30%
Market value	-0.35%		-2.57%
Ratios and supplemental data
Net assets end of period (thousands)	$167,217		$168,444
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.54	% (d)	1.59	% (d)
Total expenses, including interest expense	1.78	% (d)	1.80	% (d)
Net investment income, including interest expense	1.25	% (d)	0.71	% (d)
Portfolio Turnover(e)	54%		31%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$6,226		$5,954

*	Fiscal year end changed from June 30 to December 31.

**	Commencement of investment operations.

(a)	Before deduction of offering expenses charged to capital.

(b)	Based on average shares outstanding.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.
22 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	December 31, 2012

Note 1 – Organization:
Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees of the Fund has approved a change to the Fund’s fiscal and tax year end from June 30 to December 31. As a result, this report covers the results of operations during the six-months ended December 31, 2012.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last price is not available are valued at the mean between the last available bid and ask prices on that day. Equity index options are valued at the mean between the last available bid and ask prices on the primary exchange on which they are traded. Exchange-traded options are valued at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximated market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 2 or Level 3 securities during the period ended December 31, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at December 31, 2012.

Description
(value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$200,635	$—	$—	$200,635
Money Market Fund	2,250	—	—	2,250
Total	$202,885	$—	$—	$202,885
Liabilities:
Call Options Written	$2,666	$—	$—	$2,266
Total	$2,666	$—	$—	$2,266

During the period ended December 31, 2012, there were no transfers between levels.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Options
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The option strategy will include writing (i.e. selling) call options on securities indices, exchange-traded funds that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the purchase (in the case of a put) or proceeds from the sale of the underlying security (in case of a call) in determining whether there has been a realized gain or loss.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

(d) Distributions
The Fund declares and pays quarterly distributions to common shareholders. Any net realized long-term capital gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreements and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC (the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in the amount equal to 1.00% of the Fund’s average daily managed assets (net asset plus any assets attributable to financial leverage).

The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

Under a separate Fund Administration Agreement (the “Administration Agreement”), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2012, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts. Net investment income, net realized gains and net assets were not affected by the changes.

Undistributed Net	Accumulated Net
Investment Income/(Loss)	Realized Gain/(Loss)
$(100,279)	$100,279

Information on the components of investments, excluding purchased and written options, and net assets as of December 31, 2012, is as follows:

			Net Tax	Net Tax	Undistributed	Undistributed
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized	Ordinary	Long-Term
Investments for	Unrealized	Unrealized	Appreciation	Depreciation on	Income/(Accumulated	Gains/(Accumulated
Tax Purposes	Appreciation	Depreciation	on Investments	Derivatives	Ordinary Loss)	Capital Loss)
$185,584,700	$24,550,086	$(7,250,134)	$17,299,952	$465,420	$0	$(7,024,409)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer capital losses of $5,041,364.

At December 31, 2012, for federal income tax purposes, the Fund has a total capital loss carryforward (“CLCF”) of $1,983,045 available to offset possible future capital gains. Capital loss carryforwards generated after December 22, 2010 have an unlimited carryover and retain their character. The Fund has unlimited short-term capital loss of $1,880,415 and unlimited long-term capital loss of $102,630.

For the period ended December 31, 2012 and period from October 27, 2011 (commencement of investment operations) through June 30, 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	December 31, 2012	June 30, 2012
Ordinary income	$962,285	$3,695,304
Return of capital	6,705,060	$3,965,531

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the period ended December 31, 2012, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $111,254,721 and $123,125,223, respectively.

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

Note 6 – Derivatives:
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.

There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Transactions in written call option contracts for the period ended December 31, 2012, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	22,510	$4,285,524
Options written during the period	108,647	15,805,349
Options expired during the period	(20,466)	(1,439,966)
Options closed during the period	(88,882)	(13,995,386)
Options exercised during the period	(10,566)	(1,805,874)
Options outstanding, end of the period	11,243	$2,849,647

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at December 31, 2012.

Statement of Asset and Liability Presentation of Fair Values of Derivatives (in $000s):
(value in $000s)	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk	—	$—	Options
Written,
			at value	$2,666
Total		$—		$2,666

Summary of Derivatives Information
The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended December 31, 2012.

Effect of Derivative Instruments on the Statement of Operations (in $000s):
	Amount of Net	Net Change in Unrealized
	Realized Loss	Appreciation (Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$(5,548)	$1,445
Total	$(5,548)	$1,445

Note 7 – Leverage:

Borrowings
On November 3, 2011, the Fund entered into a committed credit facility agreement with an approved counterparty (the “Counterparty”). The Counterparty has agreed to provide secured financing to the Fund up to a maximum of $50,000,000 and the Fund will provide pledged collateral to the Counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.10% is charged on the difference between the amount available to borrow under the credit

26 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

agreement and the actual amount borrowed. Effective December 10, 2012 the $42,500,000 revolving credit agreement was increased to $50,000,000. At December 31, 2012, there was $32,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended December 31, 2012, was $37,081,081 with a related annual interest rate of 0.97%. The maximum amount outstanding during the abbreviated fiscal year ended December 31, 2012 was $42,500,000. As of December 31, 2012, the market value of the securities segregated as collateral is $154,918,146.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,770,121 issued and outstanding.

Transactions in common shares were as follows:

	Period ended	Period Ended
	December 31, 2012	June 30, 2012
Beginning Shares	8,755,240	–
Shares issued through dividend reinvestment	14,881	–
Common shares issued through offering	–	8,755,240
Ending Shares	8,770,121	8,755,240

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Guggenheim Funds Distributors, LLC and affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,770,121 issued and outstanding. Of this amount, the Fund issued 8,750,000 share of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load.

Offering costs, estimated at $350,000 or $0.04 per share, in connection with the issuance of common share have been borne by the Fund and were charged to paid-in-capital. The Adviser agreed to pay offering expenses (other than sales load) in excess of $0.04 per common share.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On January 2, 2013, the Fund declared a quarterly dividend in the amount of $0.4375 per share. The dividend was payable on January 31, 2013 to shareholders of record on January 15, 2013.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2012

The Board of Trustees and Shareholders of
Guggenheim Equal Weight Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Equal Weight Enhanced Equity Income Fund (the Fund), including the portfolio of investments, as of December 31, 2012, and the related statements of operations, changes in net assets and cash flows and financial highlights for the period then ended and for the period from October 27, 2011 (commencement of investment operations) through June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Equal Weight Enhanced Equity Income Fund as of December 31, 2012, the results of its operations, changes in net assets and cash flows and financial highlights for the period then ended and for the period from October 27, 2011 (commencement of investment operations) through June 30, 2012, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2013

28 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2012

Federal Income Tax Information
Qualified dividend income of as much as $2,260,667 was received by the Fund through December 31, 2012. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

For corporate shareholders, $2,174,866 of investment income qualifies for the dividends-received deduction.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees
The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2011	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	52	None.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2011	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	48
Director of First Americas Gold Corp. (2012-present). Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp.(formerly Windstorm Resources, Inc.) (April 2011-July 2012), Director of Axiom Gold and Silver Corp. (2011-2012), StrataGold Corp. (2003-2009), Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of birth: 1942 Trustee	Since 2011	Consultant (1998-present). Formerly, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1977-1997).	48	Director of Peabody Energy Company (2003 – present) and GP Natural Resource Partners LLC (2002 – present)
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2011	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	54	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee, Chairman	Since 2011	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	51	Trustee, Bennett Group of Funds (2011-present).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2012

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); President (2010-present) and Chief Executive Officer (2012-present) of Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
231
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2014.

-	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2015.

-	Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2013.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investments Advisors, LLC or Guggenheim Funds Distributors, Inc. and/or its affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

Principal Executive Officers
The Principal Executive Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013***
Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC; Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital; Senior Vice President & Secretary, Security Global Investors, LLC (2007-2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Vice President (2010) and Chief Legal Officer (2012) of certain funds in the Guggenheim Fund Complex; and Director, Brecek & Young Advisors, Inc. (2004-2008).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2011
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).

Joanna M. Catalucci Year of Birth: 1966 Interim Chief Compliance Officer	Since 2012****
Interim Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2011
Director, Associate General Counsel of Guggenheim Funds Services LLC (2012-present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services LLC (2007-2012). Secretary of certain other funds in the Fund Complex.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective February 12, 2013.

****	Effective September 26, 2012.

30 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 31

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FUND INFORMATION	December 31, 2012

Board of Trustees	Executive Officers	Adviser and Administrator
Randall C. Barnes Donald C. Cacciapaglia* Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Ronald E. Toupin, Jr., Chairman
Donald C. Cacciapaglia
Chief Executive Officer

Amy J. Lee
Chief Legal Officer

John Sullivan
Chief Financial Officer, Chief
Accounting Officer, and Treasurer

Joanna M. Catalucci
Interim Chief Compliance Officer

Mark E. Mathiasen
Secretary

Guggenheim Funds Investment
Advisors, LLC
Lisle, Illinois

Options Strategy Investment
Sub-Adviser
Guggenheim Partners
Investment Management, LLC
Santa Monica, California

Equity Strategy Investment
Sub-Adviser
Security Investors, LLC
New York, NY

Accounting Agent and Custodian
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866)274-2227, by visiting the Fund’s website at www.guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 35

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Security Investors, LLC

Security Investors, LLC (“SI”) is a registered investment advisor. For more than 20 years, SI has been dedicated to helping investors and financial professionals navigate diverse market conditions with confidence. With approximately $20 billion in assets, SI offers institutional investors and financial intermediaries a range of four investment competencies for building well-diversified portfolios; Alternative Assets and Strategies; Fundamental Active Alpha Strategies (Equity and Fixed-Income); Target Beta Strategies; and Exchange Traded products (ETFs).

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (02/13)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-GEQ-AR-1212

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant’s code of ethics that applies to the registrant’s principal executive officer, principal accounting officer or controller, or persons performing similar functions, was amended during the period to include: specific examples of conflict of interest situations requiring prior written approval; annual certification requirements for officers covered under the code of ethics; specific recordkeeping obligations by the registrant; and a confidentiality provision.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,900 and $28,900 for the period ending December 31, 2012, and the registrant’s initial fiscal period from the registrant’s inception date of October 27, 2011, through June 30, 3012, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $24,000 for the period ending December 31, 2012 and the registrant’s initial fiscal period from the registrant’s inception date of October 27, 2011, through June 30, 3012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $3,000 and $4,250 for the fiscal year ending December 31, 2012, and the registrant’s initial fiscal period from the registrant’s inception date of October 27, 2011, through June 30, 3012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal year ending December 31, 2012, and the registrant’s initial fiscal period from the registrant’s inception date of October 27, 2011, through June 30, 3012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section IV.C.2:                Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:

o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

Section IV.C.3:                                Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $3,000 and $28,250 for the fiscal year ending December 31, 2012, and the registrant’s initial fiscal period from the registrant’s inception date of October 27, 2011, through June 30, 3012, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s Options Strategy Sub-Adviser, Guggenheim Partners Investment Management, LLC (“GPIM”), formerly known as Guggenheim Partners Asset Management, LLC.  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as the Options Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s options portfolio.  The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of June 30, 2012:

Name	Since	Professional Experience During the Last Five Years
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 7/10–Present.
Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Jamal Pesaran	2011	Guggenheim Partners Investment Management, LLC: Vice President, Portfolio Manager– 2008 –Present.

Security Investors, LLC (“Security Investors”) serves as the Equity Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s equity portfolio.  The Fund’s equity strategy provides that the registrant will invest in a portfolio of common stocks included in the S&P 500 Index in equal weight.

The following individuals at Security Investors share primary responsibility for the management of the registrant’s equity portfolio and is provided as of December 31, 2012:

Name	Since	Professional Experience During the Last Five Years
Ryan Harder	2011	Security Investors, LLC: Senior Portfolio Manager, 2004-present.
James R. King	2011	Security Investors, LLC: Portfolio Manager, 1996-present. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of December 31, 2012:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$311,604,416	0	$-0-
Other pooled investment vehicles	3	$442,625,517	0	$393,845,187
Other accounts	3	$330,761,655	0	$-0-

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$271,001,249	0	$-0-
Other pooled investment vehicles	5	$272,703,968	0	$-0-
Other accounts	1	$3,290,832	0	$-0-

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$318,711,788	0	$-0-
Other pooled investment vehicles	2	$48,780,330	0	$-0-
Other accounts	1	$3,290,832	0	$-0-

The following tables summarize information regarding each of the other accounts managed by the Security Investors portfolio managers as of December 31, 2012:

Ryan Harder:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	145	$11,973,510,249	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	1	$88,117,603	0	$-0-

James R. King:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	26	$5,443,536,440	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

     The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisers seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. In such situations the Sub-Advisers will, consistent with their fiduciary obligations under the Advisers Act, endeavor to achieve a fair and equitable allocation of limited investment opportunities among all funds and accounts by employing methods such as a rotation strategy, under which limited investment opportunities are allocated to funds on an alternating basis.

     The Sub-Advisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisers act as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     The Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Messrs. Farhan, Flowers, and Pesaran for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

Security Investors compensates Messrs. Harder and King for their management of the registrant. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

•
The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

•
Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to Security Investors’s success as determined by management

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of December 31, 2012:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund[Missing Graphic Reference]
Farhan Sharaff Jayson Flowers Jamal Pesaran	$-0- $-0- $-0-

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Security Investors portfolio manager as of December 31, 2012:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund[Missing Graphic Reference]
Ryan Harder James R. King	$-0- $-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Equal Weight Enhanced Equity Income Fund

By:               /s/Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /s/Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             March 5, 2013

By:               /s/John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             March 5, 2013